UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2014

TTM Technologies
(Exact name of registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1665 Scenic Ave, Suite 250, Costa Mesa, CA	92626
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 327-3000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 10, 2014, we issued a press release updating our first quarter 2014 financial outlook previously included in our fourth quarter and full year 2013 earnings press release. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The information included with this Current Report (including the exhibit) is available for viewing at our website located at www.ttmtech.com, although we reserve the right to discontinue that availability at any time.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated April 10, 2014

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM Technologies (Registrant)
April 10, 2014 (Date)	/s/ TODD B. SCHULL Todd B. Schull Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index
99.1	Press release dated April 10, 2014